COMMONWEALTH SHAREHOLDER SERVICES, INC.
       1500 FOREST AVENUE, SUITE 223 * P.O. BOX 8687 * RICHMOND, VA 23229
              (804) 285-8211 * (800) 527-9500 * FAX (804) 285-8251

FILED VIA EDGAR

May 3, 1999

Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Reference:     Monument Series Fund, Inc.
               File Number 333-26223
               Filed Pursuant to Rule 497 (c)

Gentlemen:

Transmitted herewith for electronic filing on behalf of Monument Series
Fund, Inc., please find enclosed, pursuant to Rule 497 (c) under the Securities Act of 1933, as amended, a copy of the Prospectus and Statement of Additional Information of the Funds dated May 1, 1999.

Should you have any questions regarding the filing of such documents, please call Beth-ann Roth at (202) 261-3338.

Sincerely,



/s/ John Pasco, III
John Pasco, III

                           MONUMENT FUNDS GROUP, INC.

                           MONUMENT SERIES FUND, INC.
                          1500 Forest Avenue, Suite 111
                            Richmond, Virginia 23229


                             MONUMENT INTERNET FUND
                         MONUMENT MEDICAL SCIENCES FUND
                  MONUMENT WASHINGTON AGGRESSIVE GROWTH FUND



                          PROSPECTUS DATED May 1, 1999


This Prospectus describes the Monument Internet Fund, Monument Medical Sciences Fund and the Monument Washington Aggressive Growth Fund (each, a "Fund"; collectively, the "Funds"). Each Fund represents a separate series of shares of common stock of the Monument Series Fund, Inc. (the "Company").

MONUMENT INTERNET FUND seeks to maximize long-term appreciation of capital by investing primarily in a non-diversified portfolio of Internet company equity securities.

MONUMENT MEDICAL SCIENCES FUND seeks to maximize long-term appreciation of capital by investing primarily in a non-diversified portfolio of equity securities of medical sciences companies.

MONUMENT WASHINGTON AGGRESSIVE GROWTH FUND seeks to maximize long-term appreciation of capital by investing primarily in a non-diversified portfolio of equity securities of Washington area companies with market capitalization of less than $2 billion at the time of purchase.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

                               TABLE OF CONTENTS

DESCRIPTION                                                         PAGE
-----------                                                         ----

The Funds........................................................     4
Investment Objectives............................................     4
   Monument Internet Fund........................................     4
   Monument Medical Sciences Fund................................     4
   Monument Washington Aggressive Growth Fund....................     4
Principal Investment Strategies..................................     4
   Internet Fund.................................................     4
   Medical Sciences Fund.........................................     4
   Aggressive Growth Fund........................................     4
Temporary Defensive Positions....................................     5
Specific Risk Considerations.....................................     5
  Internet Fund..................................................     5
  Medical Sciences Fund..........................................     5
  Aggressive Growth Fund.........................................     5
General Risk Considerations......................................     5
  Small Companies................................................     5
  Technology and Research Companies..............................     6
  Diversification................................................     6
Table of Fees and Expenses.......................................     7
   Shareholder Fees..............................................     7
   Annual Fund Operating Expenses................................     7
The Company......................................................     8
   The Advisor...................................................     8
   The Distributor...............................................     8
   Portfolio Manager.............................................     8
Shareholder Information..........................................     8
   Principal Underwriter.........................................     8
Buying Fund Shares...............................................     8
   Share Transactions............................................     8
   Minimum Investments...........................................     8
   By Mail.......................................................     8
   By Wire.......................................................     9
   Public Offering Price.........................................     9
   When Shares are Priced........................................     9
   Net Asset Value...............................................     9
Distribution Arrangements........................................     9
   Rule 12b-1 Fees...............................................     9
   Right of Accumulation.........................................     9
   Waiver of Sales Charges.......................................    10
   General.......................................................    10
Redeeming Fund Shares............................................    10
Exchanging Fund Shares...........................................    10
   Exchange Price................................................    10

Description                                                         Page
-----------                                                         ----
   Minimum Account................................................   10
   Exchange Restriction...........................................   11
   Modification or Termination....................................   11
   Small Account Redemptions......................................   11
   Redemption Price...............................................   11
   Redemption Proceeds............................................   11
   Redemptions in Kind............................................   11
Dividends and Distributions.......................................   11
Tax Considerations................................................   12
   The Funds......................................................   12
   Shareholders...................................................   12
   Tax Information................................................   12
   Year 2000......................................................   12
Services To Help You Manage Your Account..........................   12
   Automatic Investment Plan......................................   12
   Telephone Transactions.........................................   12
   Statements and Reports.........................................   13
Proper Form.......................................................   13
   Written Instructions...........................................   13
   Signature Guarantees...........................................   13
Share Certificates................................................   13
Retirement Plan Accounts..........................................   13
Financial Highlights Information..................................   14
   Monument Washington Aggressive Growth Fund.....................   14
   Monument Medical Sciences Fund
    (formerly Monument Washington Regional Growth Fund)...........   15

                                    THE FUNDS

The following discussion describes the investment objectives, principal strategies and risks of each Fund. Investment objectives are fundamental policies which can not be changed without the approval of a majority of that Fund's outstanding shares. Investment policies and restrictions are not fundamental, and therefore, unless otherwise required by law, can be changed by the Company's Board of Directors without shareholder approval. As with any mutual fund, there can be no guarantee that investment objectives will be met.

                              INVESTMENT OBJECTIVES

MONUMENT INTERNET FUND ("Internet Fund"). The Internet Fund's investment objective is to maximize long-term appreciation of capital.

MONUMENT MEDICAL SCIENCES FUND ("Medical Sciences Fund;" formerly Monument Washington Regional Growth Fund). The Medical Sciences Fund's investment objective is to maximize long-term appreciation of capital.

MONUMENT  WASHINGTON  AGGRESSIVE GROWTH FUND ("Aggressive Growth Fund;" formerly
Monument Washington Regional Aggressive Growth Fund). The Aggressive Growth Fund's investment objective is to maximize long-term appreciation of capital.

                         PRINCIPAL INVESTMENT STRATEGIES

INTERNET FUND. The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its total assets in equity securities of companies principally engaged in Internet or Internet-related businesses. A company is considered principally engaged in an Internet, Intranet or Internet-related business if at least 50% of its assets, gross income, or net profits are committed to, or derived from, the research, design, development, manufacturing, or distribution of products, processes or services for use with Internet or Intranet related businesses.

The Internet is a global matrix of computers and computer networks connected by a high-speed infrastructure, which allows users to communicate quickly, and easily with each other. An Intranet is the application of Internet tools and concepts to a company's internal network. Currently, the most popular application on the Internet is the World Wide Web ("WWW"), a graphic-user-interface which allows information sharing and data transfer. Other Internet applications include e-mail, Intranet, extranet, and electronic commerce. Currently, development is occurring in such areas as infrastructure deployment, Internet access, content provision, data security, and electronic commerce.

When selecting investments for the Internet Fund, Monument Advisors (the "Investment Advisor") will seek to identify Internet companies that are developing new or innovative products, services, or processes that will lead to a future growth in earnings. Such companies are likely to be relatively unseasoned companies. These companies generally will have no established history of paying dividends, and any dividend income is likely to be incidental.

MEDICAL SCIENCES FUND. The Fund seeks to achieve its objective by investing, under normal circumstances, primarily (i.e., at least 80% of its total assets) in equity securities of companies principally engaged in research, development, production and distribution of medical products and services. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; and companies engaged in medical, diagnostic, biochemical and biotechnological research and development.

When selecting investments for the Fund, the Investment Advisor will seek to identify medical sciences companies that it believes are likely to benefit from new or innovative products, services or processes that can enhance the companies' prospects for future earnings growth. Some of these companies may not have an established history of revenue or earnings at the time of purchase. Dividend income, if any, is likely to be incidental.

AGGRESSIVE GROWTH FUND. The Fund seeks to achieve its objective by investing at least 80% of its total assets in equity securities of Washington area companies with market capitalization of less than $2 billion at the time of purchase.

When selecting investments for the Aggressive Growth Fund, the Investment Advisor will seek to identify Washington area companies that are developing new or innovative products, services, or processes that will lead to a future growth in earnings. Such companies are likely to be relatively unseasoned companies involved in new and emerging industries. These companies generally will have no established history of paying dividends, and any dividend income is likely to be incidental.

Although the Aggressive Growth Fund's emphasis will be on companies with smaller market capitalization, the Fund intends to seek out growth companies suitable for the Fund without regard to market capitalization. Accordingly, the Fund may invest in well-established companies as well as newer companies. The securities of these smaller companies may be listed on national securities exchanges or traded in the OTC market.

                          TEMPORARY DEFENSIVE POSITIONS

For temporary defensive purposes, each Fund may make investments that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If that occurs, the Fund may not achieve its investment objective.

                          SPECIFIC RISK CONSIDERATIONS

INTERNET FUND. The Internet Fund will invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The Internet Fund may involve significantly greater risks and therefore may experience greater volatility. The Internet Fund may involve significantly greater risks and therefore may experience greater volatility than a mutual fund that diversifies its investments across many industries or does not primarily invest in Internet related companies. The
Internet Fund is nondiversified, and may also invest in small companies and technology and research companies, the risks of which are described below under "General Risk Considerations."

MEDICAL SCIENCES FUND. The special risks of the Medical Sciences Fund are that the economic prospects of health sciences companies can dramatically fluctuate due to changes in the regulatory and competitive environment. A substantial portion of health services and research are funded or subsidized by the government, and so changes in government policy at the federal or state level may affect the demand for health care products or services, and the continuation or success of research and development efforts. Regulatory approvals often entail lengthy application and testing procedures and are generally required before new drugs and certain medical devices may be introduced. Medical sciences companies face lawsuits related to product liability and other issues. Also, many products and services provided by medical science companies require substantial capital investment and are subject to rapid obsolescence. The Medical Sciences Fund is nondiversified, and may also invest in small companies and technology and research companies, the risks of which are described below under "General Risk Considerations."

AGGRESSIVE GROWTH FUND. Because the Aggressive Growth Fund intends to invest primarily in Washington area companies, changes in the economic, political, regulatory, and business environment in the Washington area are likely to have a greater impact on the Fund than on mutual funds with investments that are not geographically focused. The Aggressive Growth Fund is nondiversified, and may also invest in small companies and technology and research companies, the risks of which are described below under "General Risk Considerations."

                           GENERAL RISK CONSIDERATIONS

SMALL COMPANIES. Each of the Funds may invest in companies with small market capitalization (i.e., less than $500 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies.

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following:
(1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the value of Aggressive Growth and Internet Fund shares to be more volatile than the shares of a mutual fund (such as the Medical Sciences Fund) that invests primarily in larger company stocks.

TECHNOLOGY AND RESEARCH COMPANIES. Consistent with its investment objective, each of the Funds expects to invest a portion of its assets in securities of companies involved in biological technologies, computing technologies, or communication technologies (collectively, "technology sectors"), and companies related to these industries. Typically, these companies' products or services compete on a global, rather than a predominately domestic or regional basis. The technology sectors historically have been volatile and securities of companies in these sectors may be subject to abrupt or erratic price movements. Advisors will seek to reduce such risks through extensive research, and emphasis on more globally-competitive companies. In addition, because these companies compete globally, the securities of these companies may be subject to fluctuations in value due to the effect of changes in the relative values of currencies on such companies' businesses. The history of these markets reflect both decreases and increases in worldwide currency valuations, and these may reoccur unpredictably in the future.

DIVERSIFICATION. The Funds are non-diversified under the Investment Company Act of 1940 ("1940 Act"), which means that there is no restriction under the 1940 Act on how much these Funds may invest in the securities of any one issuer. Accordingly, each Fund may be more susceptible than a diversified mutual fund to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector in which these Funds may maintain investments.

                           TABLE OF FEES AND EXPENSES

The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                      MEDICAL        AGGRESSIVE
                   SCIENCES FUND     GROWTH FUND     INTERNET FUND

---------------------------------------------------------------------
Maximum Sales
Charge             4.75%(1)       4.75%(1)          4.75%(1)
(Load)(1)
Maximum Deferred
Sales Charge       None           None              None

Maximum Sales
Charge Imposed on
Reinvested Income
Dividends and      None           None              None
Distributions

Redemption Fees    None           None              None

Exchange           None           None              None
Fee


                         ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from fund assets as a percentage of average net assets)

Advisory Fee               1.00%           1.00%           1.00%

Distribution (12b-1)       0.50%           0.50%           0.50%
Fees(2)
Other Expenses            49.57%          56.75%(4)        0.40%(3)
                          -------         --------       --------
Total Annual Fund
Operating Expenses        51.07%          56.75%(4)        1.90%(3)

Fee Waiver and/or
Expense Reimbursement     49.17%(4)       56.35%(4)         ---
                         --------         --------       --------
Net Expenses               1.90%           1.90%           1.90%


(1) As a percentage of offering price. Reduced rates apply to purchase payments over $50,000. See "Buying Fund Shares-Public Offering Price" and "Buying Fund Shares-Rights of Accumulation."

(2) Each Fund has approved a Plan of Distribution Pursuant to Rule 12b-1 providing for the payment of a maximum distribution fee, equal to 0.50% of its average daily net assets, to Monument Distributors, Inc., the principal underwriter for each Fund. See "Rule 12b-1 Plan." Long-term investors may pay more than the economic equivalent of the maximum front end sales charges permitted by the National Association of Securities Dealers.

(3) Internet Fund expenses are based on estimated amounts for the current fiscal year.

(4) The Advisor has contractually agreed to waive its fees and pay expenses to maintain total operating expenses to 1.90% of average daily net assets through May 1, 2001.

EXAMPLE. This example assumes that you invest $10,000 in a Fund for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year      3 Years     5 Years     10 Years
                       ------      -------     -------     --------

Internet Fund           $659       $1,044       $1,453      $2,592
Medical Sciences        $659       $1,044       $1,453      $2,592
Fund*
Aggressive Growth       $659       $1,044       $1,453      $2,592
Fund*

* These costs are net of advisor fee waivers and reimbursements to maintain total operating expenses to 1.90%. Absent this commitment, your costs would be:

Medical Sciences Fund     $4,219      $7,327     $8,231     $8,585
Aggressive Growth Fund    $4,546      $7,339     $7,949     $8,116

The above examples assume payment of the maximum initial sales charge of 4.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

                                   THE COMPANY

The Company is a Maryland corporation organized on April 7, 1997. It is registered with the SEC as a open-end management investment company. The Company's authorized capital consists of 2 billion shares of common stock with a par value of $0.001 per share. The Company currently offers, on a continuous basis, three series of common stock, namely, the Medical Sciences Fund, the Aggressive Growth Fund and the Internet Fund, each of which is currently authorized to issue up to 250 million shares. The Company may offer additional series in the future.

THE ADVISOR. Monument Advisors, Ltd. ("Monument Advisors" or "Advisors") serves as each Fund's investment advisor and provides overall management of the Company's business affairs. See "Investment Advisory and Other Services" in the SAI.

Monument Advisors, located at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814, is a wholly-owned subsidiary of The Monument Group, Inc., which in turn is principally owned and controlled by David A. Kugler, President of Advisors, and President of the Company. David A. Kugler is an affiliate of the Company and Monument Advisors. Monument Advisors is a recently organized company that also manages the portfolio investments of qualified individuals, retirement plans, and trusts. As of May 1, 1999, Advisors managed or supervised in excess of $40 million in assets.


In the interest of limiting expenses of the Medical Sciences and Aggressive Growth Funds, Monument Advisors has entered into an expense limitation agreement with the Company. Pursuant to the agreement, Monument Advisors has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds covered by the agreement are limited to 1.90%. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of business, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act.

THE DISTRIBUTOR. Monument Distributors, Inc., ("Monument Distributors" or "Distributors") an affiliate of Monument Advisors, serves as each Fund's principal underwriter.

PORTFOLIO MANAGER. Alexander C. Cheung, C.F.A., serves as the portfolio manager for each of the Funds. Mr. Cheung has nine years investment management experience and has been employed by Advisors since August 1997. Previously, Mr. Cheung served as Managing Director of Lion Rock Capital Management, Inc., and as a portfolio manager at Anchor Asset Management, Inc. Before joining Anchor Asset Management, Inc., Mr. Cheung worked as an investment counselor at W.H. Newbold's Sons & Co.

                             SHAREHOLDER INFORMATION

PRINCIPAL UNDERWRITER. Monument Distributors, located at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814, is a wholly-owned subsidiary of The Monument Group, Inc. and an affiliate of Monument Advisors, and serves as the principal underwriter of each Fund. David A. Kugler and Peter L. Smith are affiliates of the Company and Monument Distributors. Mr. Smith serves as Vice President and Assistant Secretary of the Company.

                               BUYING FUND SHARES

SHARE TRANSACTIONS. You can purchase and redeem Fund shares, or exchange shares of one Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Company or by contacting Fund Services, Inc., the Company's transfer and dividend disbursing agent, (at the address appearing on the cover page of this Prospectus)or by telephoning 1-888-420-9950. A sales charge may apply to your purchase. Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker.

MINIMUM INVESTMENTS. The minimum initial investment in a Fund is $1000. Subsequent investments must be at least $250. Under certain circumstances the Fund may waive the minimum initial investment for purchases by officers, directors and employees of the Company and its affiliated entities and for certain related advisory accounts, retirement accounts, custodial accounts for minors and automatic investment accounts.

BY MAIL. You may buy shares of each Fund by sending a completed application along with a check drawn on a U.S. bank in U.S. funds, to "Monument Series Fund," c/o Fund Services, Inc., (at the address set out on the cover page of this Prospectus). Fund Services, Inc. is the Company's transfer and dividend disbursing agent. See "Proper Form."

Third party checks are not accepted for the purchase of Fund shares.

BY WIRE. You may also wire payments for Fund shares to the wire bank account for the appropriate Fund. Before wiring funds, please call 1-888-420-9950 to advise the Fund of your investment and to receive further instructions. Please remember to return your completed and signed application to the address set out on the cover page of this Prospectus. See "Proper Form."

PUBLIC OFFERING PRICE. When you buy shares of a Fund, you will receive the public offering price per share as determined after your order is received in proper form, as defined below under the section entitled "Proper Form". Each Fund's public offering price per share is equal to the Fund's net asset value per share plus a sales charge, described below, paid to Distributors.

WHEN SHARES ARE PRICED. Each Fund is open for business each day the New York Stock Exchange ("Exchange") is open. Each Fund determines its share price as of the close of regular trading on the Exchange, generally 4:00 p.m. EST. If you purchase your shares through a broker, the Fund will be deemed to have received your order when the order is accepted as being in proper form by the broker. However, your broker must receive your request before the close of the regular trading on the Exchange to receive that day's net asset value ("NAV").

NET ASSET VALUE. Each Fund's share price is equal to the NAV per share of the Fund. Each Fund calculates its NAV per share by valuing and totaling its assets, subtracting any liabilities, and dividing the remainder, called net assets, by the number of Fund shares outstanding. The value of each Fund's portfolio securities is generally based on market quotes if they are readily available. If they are not readily available, Advisors will determine their market value in accordance with procedures adopted by the Board. For information on how the Funds value their assets, see "Valuation of Fund Shares" in the SAI.

                            DISTRIBUTION ARRANGEMENTS

                                         Sales Charge as a
                                          Percentage of           Amount Paid To
                                        --------------------      Dealers as a
Amount of Purchase at the               Offering  Net Amount      Percentage of
Public Offering Price                   Price     Invested        Offering Price
---------------------                   -----     --------        --------------

$50,000 or less                         4.75%       4.99%          4.00%
Over  $50,000  through $100,000         3.50%       3.63%          3.00%
Over $100,000  through  $500,000        2.50%       2.56%          2.25%
Over $500,000  through $1,000,000       2.50%       2.56%          2.25%
Above $1,000,000                        0.25%       0.25%          0.25%


RULE 12-b 1 FEES. The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, each Fund may finance any activity or expense that is intended primarily to result in the sale of its shares. Under the Plan, each Fund may pay a fee ("12b-1 fee") to Distributors up to a maximum of 0.50%, on an annualized basis, of its average daily net assets. Pursuant to the Plan, each Fund may finance any activity or expense that is intended primarily to result in the sale of its shares .The Company may pay the 12b-1 fee for activities and expenses borne in the past in connection with its shares as to which no 12b-1 fee was paid because of the maximum limitation. Because these fees are paid out of the Company's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

RIGHT OF ACCUMULATION. You may reduce the sales charge by combining the amount invested in a Fund with certain previous purchases of shares of any Monument Fund. Your shares in a Fund previously purchased will be taken into account on a combined basis at the current net asset value per share of a Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Fund shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

WAIVER OF SALES CHARGES. No sales charge shall apply to:

(1)   reinvestment of income dividends and capital gain distributions;

(2)   exchanges of one Fund's shares for those of another Fund;

(3) purchases of Fund shares made by current or former directors, officers, or employees of the Company, Advisors, Monument Distributors, The Monument Funds Group, Inc., or The Monument Group, Inc., and by members of their immediate families, and employees (including immediate family members) of broker-dealer distributing Fund shares;

(4) purchases of Fund shares by Distributors for its own investment account for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code ("Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment advisor or financial planner on the books and records of the broker or agent;

(9) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and,

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Additional  information  regarding  the  waivers  may  be  obtained  by  calling
1-888-420-9950.   All  account   information   is  subject  to  acceptance   and
verification by Monument Distributors.

GENERAL. The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of any Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, Distributors until it has been confirmed in writing by Distributors and payment has been received.

                              REDEEMING FUND SHARES

You can redeem shares of the Funds by submitting your order either through your authorized broker or by submitting it directly to the Fund, either by writing to Fund Services, Inc. (at the address set out on the cover page of this Prospectus), or by telephoning 1-888-420-9950. See "Proper Form."

                             EXCHANGING FUND SHARES

You can exchange shares of one fund for those of the other fund, under the Company's exchange privilege ("Exchange Privilege"), by submitting your order in proper form, as defined below under the section entitled "Proper Form."

EXCHANGE PRICE. Your exchange request will be processed based on the NAV of the Fund shares to be exchanged and the Fund shares to be bought, as determined after receipt of your order in proper form. Exchanges are taxable transactions. See "Additional Information on Distributions and Taxes" in the SAI.

MINIMUM ACCOUNT. The minimum amount permitted for each exchange between existing accounts in the Funds is $250. The minimum amount permitted for an exchange that establishes a new Fund account is $1,000.

EXCHANGE RESTRICTION. The Fund may restrict exchange of shares that have been exchanged within the previous 90 days.

MODIFICATION OR TERMINATION. Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, either Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of either Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

SMALL ACCOUNT REDEMPTIONS. Due to the relatively high cost of maintaining accounts with smaller holdings, each Fund reserves the right to redeem your shares if, as a result of redemptions, the value of your account drops below each Fund's $1,000 minimum balance requirement ($250 in the case of IRAs, or other retirement plans and custodial accounts). Each Fund will give you 30 days' advance written notice and a chance to increase your Fund balance to the minimum requirement before the Fund redeems your shares.

REDEMPTION PRICE. Your redemption request will be processed based on the NAV of the applicable Fund's shares as determined after receipt of your order in proper form.

REDEMPTION PROCEEDS. Redemption proceeds will generally be paid by the next business day after processing, but in no event later than three business days after receipt by Fund Services, Inc. of your redemption order in proper form. If you are redeeming shares that you just purchased and paid for by personal check, the mailing of your redemption proceeds may be delayed for up to ten (10) calendar days to allow your check to clear (this holding period does not apply to cashier's, certified, or treasurer's checks). Additionally, the Company, on behalf of each Fund, may suspend the right of redemption or postpone the date of payment during any period that the Exchange is closed, trading in the markets that a Fund normally utilizes is restricted, or redemption is otherwise permitted to be suspended by the SEC.

REDEMPTIONS IN KIND. The Company reserves the right to redeem its shares in kind. In other words, upon tendering shares of a Fund, you could receive assets other than cash in return. The Company will, however, pay cash in response to all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 from a Fund or one percent of the net asset value of a Fund at the beginning of such period. See "Buying, Redeeming, and Exchanging Shares" in the SAI for more information.

                           DIVIDENDS AND DISTRIBUTIONS

The Internet Fund, Medical Sciences Fund and Aggressive Growth Fund currently intend to declare and pay dividends from net investment income, if any, on an annual basis. Each Fund currently intends to make distributions of realized capital gains, if any, on an annual basis. You may reinvest income dividends and capital gain distributions in additional Fund shares at current net asset value (i.e., without payment of a sales charge). Each of the Funds declares and pays income dividends from its net investment income, usually in December. Capital gains distributions, if any, are also made in December.

Income dividends and capital gain distributions are calculated and distributed the same way for each Fund. The amount of any income dividends will differ as a result of the individual investment strategies of each Fund. Income dividend payments are not guaranteed, are subject to the Board's discretion, and may vary from time to time. NONE OF THE FUNDS PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN THEIR SHARES.

Each Fund will automatically reinvest any income dividends and capital gains distributions in additional shares of the Fund unless you select another option on your application. You may change your distribution option at any time by notifying us by mail or phone, as directed on the cover page of this Prospectus.

Please allow at least seven days prior to the record date for us to process the new option.

                               TAX CONSIDERATIONS

Each Fund intends to distribute substantially all of its net investment income and capital gains to its shareholders. Although the Funds will not be taxed on amounts they distribute, you may be taxed.

For federal income tax purposes, any income dividend (including short term capital gains) that you receive from a Fund is generally taxable to you as ordinary income whether you receive it in cash or in additional shares. Distributions of net long-term capital gains are generally taxable to you as long-term capital gains, regardless of how long you have owned your Fund shares and regardless of whether you have elected to receive such distributions in cash or in additional shares.

Generally, distributions are taxable to you in the year in which they are paid. Certain distributions that are declared in October, November or December, but are paid the following January, are taxable as though you received them on December 31st of the year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon how long you held the shares.

If you hold shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts you hold in a tax-deferred account generally will be subject to tax only when you receive a distribution from the account.

The Funds will advise you promptly after the close of each calendar year of the tax status for federal income tax purposes of all income dividends and capital gain distributions paid for such year.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S.
federal income tax liability.

The foregoing is only a general discussion of applicable federal income tax provisions. For further information, see "Additional Information on Distributions and Taxes" in the SAI. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR PARTICULAR TAX SITUATION.

YEAR 2000. The Funds' operations depend on the seamless functioning of computer systems in the financial service industry, including those of Advisors, the Administrator, the Custodian and the Transfer Agent. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the Funds. Advisors has made compliance with the Year 2000 Issue a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. Advisors has also been informed that comparable steps are being taken by the Fund's other major service providers. Advisors does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser.

                    SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN. Our automatic investment plan offers a convenient way to invest in the Funds. Under the plan, you can automatically transfer money from your checking account to the Fund(s) each month to buy additional shares. If you are interested in this plan, please refer to the automatic investment plan application. The value of the Funds' shares will fluctuate and the systematic investment plan will not assure a profit or protect against a loss. You may discontinue the plan at any time by notifying us by mail or phone.

TELEPHONE TRANSACTIONS. You may redeem shares of a Fund, or exchange shares of one Fund for that of another Fund, by telephone. Please refer to the sections of this Prospectus that discuss the transaction you would like to make, or call 1-888-420-9950. We may only be liable for losses resulting from unauthorized telephone transactions if we do not follow reasonable procedures designed to verify the identity of the caller. When you call, we will request personal or other identifying information, and may also record calls. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that telephone instructions are genuine. If this occurs, we will not be liable for any loss. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to send written instructions to us, as described elsewhere in this Prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

STATEMENTS AND REPORTS. You will receive transaction confirmations and account statements on a regular basis. Confirmations and account statements will reflect transactions in your account, including additional purchases and reinvestments of income dividends and capital gain distributions. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM. You will also receive semi-annual financial reports for each Fund in which you have invested. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Please call 1-888-420-9950 if you would like an additional free copy of the Funds' financial reports.

                                   PROPER FORM

Your order to buy shares is in proper form when your completed and signed shareholder application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

WRITTEN INSTRUCTIONS. Registered owners must sign any written instructions. To avoid any delay in processing your transaction, such instructions should include:

   - your name,
   - the Fund's name,
   - a description of the request,
   - for exchanges, the name of the Fund you are exchanging into,
   - your account number,
   - the  dollar  amount or number of  shares,  and
   - your  daytime  or evening telephone number.

SIGNATURE GUARANTEES. For our mutual protection, we require a signature guarantee in the following situations:

   -if you wish to redeem over $50,000 worth of shares, -if you want redemption proceeds to be paid to someone other than the registered owners,
   -if you want redemption proceeds to be sent to an address other than the address of record, a preauthorized bank account, or a preauthorized brokerage firm account,
   -if we  receive  instructions  from an  agent,  not the  registered owners,  or
   -if we believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR PRIOR TO SIGNING. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES. We do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. The Company reserves the right to issue share certificates on behalf of each of the Funds at any time.

RETIREMENT PLAN ACCOUNTS. You may not change distribution options for retirement plan accounts by telephone. While you may sell or exchange shares by phone, certain restrictions may be imposed on other retirement plans. To obtain any required forms or more information about distribution or transfer procedures, please call 1-888-420-9950.



                        FINANCIAL HIGHLIGHTS INFORMATION


The financial highlights table is intended to help you understand the Company's financial performance for the period January 6, 1998 to October 31, 1998. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent public accountants. Deloitte & Touche LLP's report on the Company's financial statements appears in the Company's Annual Report. The information should be read in conjunction with the financial statements contained in the Company's annual report, which is incorporated by reference into the Company's Statement of Additional Information ("SAI") and is available upon request.


MONUMENT WASHINGTON AGGRESSIVE GROWTH FUND

Financial Highlights
For a Share Outstanding Throughout The Period
--------------------------------------------------------------------------------

                                     January 6* to
                                   October 31,  1998
                                   ------------------
Per Share Operating
 Performance
Net asset value,
  Beginning of year                     $10.00
                                        ------

Income from investment
  Operations-
  Net investment income                   0.04
  Net realized and unrealized
  gain (loss) on investments              0.74
                                          ----

  Total from investment operations        0.78
                                          ----

Net asset value, end of year            $10.78
                                        ======

Total Return                             7.80%
Ratios/Supplemental Data
Net assets, end of period (000's)         $181
Ratio to average net assets-
 Expenses                               58.25%
 Net investment income                    .70%
Portfolio turnover rate                 88.00%




* Commencement of operations

See Notes to Financial Statements

MONUMENT MEDICAL SCIENCES FUND
(formerly Monument Washington Regional/ Growth Fund)

Financial Highlights
For a Share Outstanding Throughout The Period
--------------------------------------------------------------------------------
                           January 6* to
                         October 31,  1998
                         -----------------
Per Share Operating
Performance
Net asset value,
  Beginning of year           $10.00
                              ------
Income from investment
  Operations-
  Net investment
income (loss)                   0.04
  Net realized and
unrealized
  gain (loss) on
investments                     0.28
                              ------

  Total from
investment operations           0.32
                              ------

Net asset value, end
of year                       $10.32
                              ======

Total Return                    3.20%
Ratios/Supplemental
Data
Net assets, end of
  period (000's)                $214
Ratio to average net assets-
 Expenses                     51.07%

 Net investment income          .66%
Portfolio turnover rate       82.00%


* Commencement of operations

See Notes to Financial Statements

Apart from the Prospectus and the SAI, the Company's registration statement contains certain additional information that may be of interest to you. You may obtain that information from the SEC by paying the charges prescribed under its rules and regulations.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL FUND SHARES IN ANY STATE OR JURISDICTION IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE SAI.

[Back Cover]

For more information about the Funds, you may wish to refer to the Company's Statement of Additional Information ("SAI"), dated May 1, 1999, and the Company's annual or semi-annual report, which is on file with the Securities and Exchange Commission ("SEC") and incorporated herein by reference. You can obtain a free copy of the SAI by writing to "Monument Series Fund," c/o Fund Services,
Inc.,  1500  Forest  Avenue,  Suite  111,  Richmond,  VA  23229,   by  calling
1-888-420-9950, or by visiting the Funds' website (http://www.monumentfunds.com). General inquiries regarding the Funds may also be directed to the above address or telephone number. Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a website (http://www.sec.gov) that contains reports, the Prospectus, SAI, material incorporated by reference, and other information regarding the Company.

                           MONUMENT SERIES FUND, INC.

                             MONUMENT INTERNET FUND
                         MONUMENT MEDICAL SCIENCES FUND
                   MONUMENT WASHINGTON AGGRESSIVE GROWTH FUND

              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1999

This Statement of Additional Information ("SAI") is not a Prospectus. It contains additional information that you should read in conjunction with the prospectus, dated May 1,1999 ("Prospectus"), for the Monument Series Fund, Inc. Capitalized terms appearing in this SAI that are not otherwise defined herein have the same meaning given to them in the Prospectus. You may obtain a copy of the Prospectus by writing "Monument Series Fund," c/o Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, VA 23229, or by calling 1-888-420-9950.


TABLE OF CONTENTS                                                         PAGE

Investment Policies
Potential Risks
Investment Restrictions
Directors and Officers
Committees  Established by the Board of Directors
Investment Advisory and Other Services
Principal Holders of Securities
Portfolio  Transactions and Brokerage
Further  Description of the Company's Shares
Buying,  Redeeming,  and Exchanging Shares
Valuation of Fund Shares
Additional  Information On  Distributions  and Taxes
Performance Information
Performance Comparisons
Financial Information

THE COMPANY. The Company, a Maryland corporation organized on April 7, 1997, is an open-end management investment company. Each of its three Funds is non-diversified. The Company's authorized capital consists of 2 billion shares of common stock with a par value of $0.001 per share. The Company currently offers, on a continuous basis, three series of common stock, namely, the Medical Sciences Fund, the Aggressive Growth Fund and the Internet Fund, each of which is currently authorized to issue up to 250 million shares. The Company may offer additional series in the future.

When issued, shares of each Fund are fully-paid, non-assessable, and have equal rights as to redemption and participation in income dividends, earnings, and assets remaining in liquidation. Shareholders have no preemptive or conversion rights.

                               INVESTMENT POLICIES

The Prospectus describes the fundamental investment objectives and certain investment policies and restrictions applicable to each Fund. The following is additional information for your consideration.

ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. Subject to this limitation, the Board of Directors has authorized each Fund to invest in restricted securities where such investment is consistent with that Fund's investment objective, and has authorized such securities to be considered liquid to the extent Advisors determines that there is a liquid institutional or other market for such securities -- for example, restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the Securities Act of 1933 ("1933 Act"), and for which a liquid institutional market has developed. The Board of Directors will review any determination by Advisors to treat a restricted security as a liquid security on an ongoing basis, including Advisors' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, Advisors and the Board of Directors will take into account the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers willing to buy or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; (4) the nature of the security and marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) other such factors as Advisors may determine to be relevant.

WRITING CALL OPTIONS. Each Fund may write (sell) covered call options. Covered call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by a Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank.

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option who wishes to terminate his or her obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that a Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the concurrent sale of any securities subject to the option to make other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

A Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. A Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

WRITING COVERED OVER-THE-COUNTER ("OTC") OPTIONS. A Fund may write (sell) covered call options that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC call options give the holder the right to buy an underlying security from an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option.

FUTURES CONTRACTS. Each Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases each Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin". Thereafter, a Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. A Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

To the extent a Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Repurchase agreements allow a Fund to acquire ownership of a debt security which the seller agrees (at the time of the sale) to repurchase at a mutually agreed upon time and price. The security's yield during the Fund's holding period is thus predetermined.

WARRANTS. Each Fund may invest in warrants. A warrant is a security that gives the holder the right, but not the obligation, to purchase a given number of shares of a particular company at a fixed price within a certain period of time. Warrants generally trade in the open market and may be sold rather than exercised.

                                 POTENTIAL RISKS

OPTIONS AND FUTURES. Although each Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, a Fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. A Fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of a Fund's portfolio securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund's Portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such a contract. Successful use of futures contracts depends upon Advisors' ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that Advisors' judgment in this respect will be correct.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on a Fund's strategies for hedging its securities.

REPURCHASE AGREEMENTS. Although each Fund will enter into repurchase agreements only with institutions that Advisors believes present minimal credit risks, it is conceivable that a repurchase agreement issuer could seek relief under bankruptcy laws or otherwise default on its obligations under its repurchase agreement. In that event, a Fund could experience both delays in liquidating the underlying securities, and losses including: (1) a possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto;
(2) possible subnormal levels of income and lack of access to income during this period; (3) a possible loss on the sale of the underlying collateral; and (4) the expense of enforcing its rights.

WARRANTS. The purchaser of a warrant expects the market price of the security underlying the warrant to exceed the purchase price of the warrant plus the exercise price of the warrant, thus yielding a profit. It is possible, however, that the market price of the security underlying a warrant will not exceed the exercise price of the warrant before the expiration date. Consequently, the purchaser of a warrant risks the loss of the entire purchase price. Price movements in the security underlying a warrant are generally not as great as the warrant's price movements. Therefore, the price of a warrant tends to be more volatile and may not correlate exactly to the price of its underlying security.

                             INVESTMENT RESTRICTIONS

The Company has adopted the following restrictions as fundamental policies for each Fund. These restrictions may not be changed for any given Fund without the approval of the lesser of (1) more than 50% of the outstanding voting securities of the Fund or (2) 67% or more of the voting securities present at a shareholder meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are represented at the meeting in person or by proxy. Thus, the investment restrictions of one Fund may be changed without affecting those of the another Fund. Under the restrictions, each Fund MAY NOT:

1. issue senior securities, except to the extent permitted by the 1940 Act, including permitted borrowings;

2. make loans, except for collateralized loans of portfolio securities in an amount not exceeding 33 1/3% of the Fund's total assets (at the time of the most recent loan). This limitation does not apply to purchases of debt securities or to repurchase agreements;

3. borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). No Fund will purchase securities when its borrowings exceed 5% of its total assets;

4. invest more than 25% of the Fund's total assets (at the time of the most recent investment) in any single industry, except in the case of the Internet Fund and the Medical Sciences Fund. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities;

5. act as an underwriter, except to the extent that (in connection with the disposition of portfolio securities) the Fund may be deemed to be an underwriter for purposes of the 1933 Act;

6. invest in securities for the purpose of exercising management or control of the issuer, except that each Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, regulations thereunder, or exemptions herefrom;

7. purchase or sell commodity contracts, except that each Fund may (as appropriate and consistent with its investment objectives and policies) enter into financial futures contracts, options on such futures contracts, forward foreign currency exchange contracts, forward commitments, and repurchase agreements;

8. effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold;

9. purchase or sell real estate or any interest therein, except that each Fund may (as appropriate and consistent with its investment objectives and policies) invest in securities of corporate and governmental entities secured by real estate or marketable interests therein, or securities of issuers that engage in real estate operations or interests therein, and may hold and sell real estate acquired as a result of ownership of such securities; or

10.invest in the securities of other investment companies, except that each Fund may acquire securities of another investment company pursuant to a plan of reorganization, merger, consolidation or acquisition, or except where the Fund would not own, immediately after the acquisition, securities of other investment companies which exceed in the aggregate (1) more than 3% of the issuer's outstanding voting stock, (2) more than 5% of the Fund's total assets, and (3) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets, or except as otherwise permitted by the 1940 Act and the regulations thereunder or exemptions therefrom.

In addition to these fundamental policies, it is the present policy of each Fund (which may be changed without shareholder approval) not to pledge, mortgage or hypothecate its assets as security for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may participate in joint repurchase arrangements, or invest its short-term cash in shares of a money market mutual fund (pursuant to the terms of any order, and any conditions therein, issued by the SEC permitting such investments). It is also the present policy of each Fund not to invest more than 5% of its net assets (valued at the lower of cost or market) in warrants, nor more than 2% of its net assets in warrants not listed on either the New York or American Stock Exchange.

PORTFOLIO TURNOVER. There are no limitations on the length of time that a Fund must hold a portfolio security. A Fund may sell a portfolio security and reinvest the proceeds whenever Advisors deems such action prudent from the viewpoint of a Fund's investment objective. A Fund's annual portfolio turnover rate may vary significantly from year to year. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of a Fund's distributions constituting taxable capital gains may increase. Monument Advisors does not expect the annual portfolio turnover rates for a Fund to exceed 120%.

                             DIRECTORS AND OFFICERS

The Board of Directors has the responsibility for the overall management of the Company, including general supervision and review of its investment activities.

The Board of Directors also elects the officers of the Company, who are responsible for administering day-to-day operations. Affiliations for the Officers and Board of Directors (including principal occupations for the past five years) are shown below. Members of the Board of Directors who are considered "interested persons" of the Company under the 1940 Act are indicated by an asterisk (*).

                           Positions Held     Principal Occupations
 Name, Address and Age    with the Company     During the Past Five
                                                      Years
---------------------------------------------------------------------

*David A. Kugler (39)   Director, President   President and
7920 Norfolk Avenue,    and Treasurer,        Director, The
Suite 500, Bethesda,    1997-Present;         Monument Group, Inc.
MD  20814               President and         Bethesda, MD 20814 (a
                        Director, The         holding company);
                        Monument Funds        1997-Present; Account
                        Group, Inc. (a        Vice President, Paine
                        holding company),     Webber, Inc.,
                        1997-Present;         1994-1997; Financial
                        President and         Consultant, Merrill
                        Director, Monument    Lynch & Co.,
                        Advisors, Ltd;        1990-1994.
                        1997-Present
                        President and
                        Director, Monument
                        Distributors, Inc.,

Peter L. Smith (67)     Vice President and    Special Investigator
7920 Norfolk Avenue,    Assistant Secretary   (Senior Examiner)
Suite 500, Bethesda,                          National Association
MD  20814                                     of Securities Dealers
                                              Regulation District
                                              10 (New York
                                              City),1997-1998;
                                              Senior Staff
                                              Accountant, Office of
                                              Compliance
                                              Inspections and
                                              Examinations, U.S.
                                              Securities and
                                              Exchange Commission,
                                              Washington, D.C.,
                                              1974-1997.

Francine F. Carb (41)   Director              President,
421 Woodland Circle                           Markitects, Inc.
Radnor, PA 19087-4640                         (marketing
                                              consulting);  1994-Present;
                                              President, Francine  Carb   &
                                              Associates (marketing consulting),
                                              1992-1994.

Victor Dates (60)       Director              Adjunct Professor,
2107 Carter Dale Road                         Coppin State College,
Baltimore, MD 21209                           1998-Present;
                                              Assistant Professor,
                                              Howard University,
                                              1988-1998.


George DeBakey (48)     Director              Director of
19 Blue Hosta Way                             International
Rockville, MD 20850                           Operations at ESI
                                              International,
                                              Inc.1998-Present;
                                              Instructor at
                                              American University,
                                              1992-1998.


G. Frederic White, III  Director, Secretary   Management Consultant
(45)                                          (small business
3107 Albemarle Road                           management
Wilmington, DE 19808                          consulting),
                                              1985-1997; Business
                                              Manager, Trinity
                                              Episcopal Parish,
                                              1997-Present.

Rhonda Wiles-Roberson,  Director              Sr. Vice President,
J.D (46), 1227 Boucher                        Institutional Funding
Avenue, Annapolis, MD 21403                   & Business
                                              Development, Hispanic
                                              Radio Network, Inc.,
                                              1998 - Present;
                                              Principal, RWR Consults
                                              (business advisors),
                                              1995-Present; General Counsel,
                                              NAPWA Services, Inc.
                                              (pharmaceutical company),
                                              1993-1995;
                                              Associate General
                                              Counsel, Calvert
                                              Group, Ltd. (sponsor
                                              of investment
                                              companies) 1990-1993.

Directors and officers of the Company who are affiliated with Advisors and/or Distributors receive no remuneration from the Company. Each Director who is not an interested person of the Company receives a fee of $2,000 annually, plus an additional fee of $500 per day for attendance at any meeting of the Board of Directors or one of its committees (including any meeting held by telephonic conference). Directors also receive reimbursement for any expenses incurred in attending board and committee meetings. The Board of Directors generally meets quarterly.

In addition, those Directors and officers of the Company who are also shareholders of The Monument Group, Inc., the parent company of Advisors and Distributors, may also receive indirect remuneration by virtue of their indirect interests in Advisors and Distributors, respectively.

Director White provided business consultation services to Monument Advisors on two limited projects in 1997 for compensation totaling less than $1,500.

                COMMITTEES ESTABLISHED BY THE BOARD OF DIRECTORS.

The Company has an Audit Committee, an Executive Committee, a Pricing and Investment Committee, and a Nominating Committee. The duties of these four Committees and their present membership are as follows:

AUDIT COMMITTEE: The Audit Committee assists the Board of Directors in fulfilling its responsibilities for the Company's accounting and financial reporting practices, and acts as a liaison between the Board of Directors and Deloitte & Touche LLP, the Company's independent public accountant. Directors Carb, Dates, DeBakey, White, and Wiles-Roberson are members of the Audit Committee.

EXECUTIVE COMMITTEE: The Executive Committee may exercise its powers during those intervals between meetings of the full Board of Directors. The Executive Committee possesses all of the powers of the Board of Directors in the management of the Company except as to those matters that specifically require action by the Board of Directors. Directors Kugler and Wiles-Roberson are members of the Executive Committee.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee determines in good faith a fair value for any of the Company's portfolio investments that do not have a readily available market quotation or sales price. The Committee then presents such valuations and the basis therefor at the next meeting of the Board of Directors for their good faith confirmation or change. Director Kugler is a member of the Pricing and Investment Committee. Alexander Cheung, an employee of Monument Advisors, is also a member of the Pricing and Investment Committee.

NOMINATING COMMITTEE: The Nominating Committee nominates candidates for election to the Board of Directors, whether such candidates be interested or non-interested persons of the Company. Directors Carb, Dates, DeBakey, White, and Wiles-Roberson are members of the Nominating Committee.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AGREEMENT. Pursuant to the Advisory Agreement, Advisors provides the following services to each Fund: (1) furnishing an investment program ((a) determining what investments a Fund should purchase, hold, sell, or exchange;
(b) determining the manner in which to exercise any voting rights, rights to consent to corporate action, or other rights pertaining to a Fund's investment securities; (c) rendering regular reports to the Company regarding the decisions that it has made with respect to the investment of the assets of each Fund and the purchase and sale of its investment securities (including the reasons for such decisions, the extent to which it has implemented such decisions, and the manner in which it has exercised any voting rights, rights to consent to corporate action, or other rights pertaining to a Fund's investment securities);
(d) placing orders for the execution of each Fund's securities transactions (in accordance with any applicable directions from the Board of Directors) and rendering certain reports to the Company regarding brokerage business placed by Advisors; (e) using its best efforts to recapture all available tender offer solicitation fees in connection with tenders of the securities of any Fund, and any similar payments; (4) advising the Board of Directors of any fees or payments of whatever type that it may be possible for Advisors or an affiliate thereof to receive in connection with the purchase or sale of investment securities for any Fund; (5) assisting the Custodian with the valuation of the securities of each Fund, and in calculating the net asset value of each Fund;
(6) providing assistance to the Company with respect to the Company's registration statement, regulatory reports, periodic reports to shareholders and other documents (including tax returns), required by applicable law; (7) providing assistance to the Company with respect to the development, implementation, maintenance, and monitoring of a compliance program; and (8) furnishing, at its own expense, adequate facilities and personnel for the Directors and officers of the Company to manage the Company's affairs.

Under the Advisory Agreement, the advisory fee for each Fund is payable at the end of each calendar month, determined by applying the annual rates as set out in the Prospectus to the average daily net assets of each Fund.

The Advisory Agreement for both the Medical Sciences Fund and the Aggressive Growth Fund was approved by the Board of Directors on October 27, 1997. The Advisory Agreement for the Internet Fund was approved by the Board of Directors on June 30, 1998. Each agreement was subsequently approved by the initial shareholder of each Fund, following his investment of each Fund's initial capitalization. The Advisory Agreements will remain in effect for two years from the date of their execution and will continue in effect from year to year as long as its continuance is specifically approved at least annually by a vote of the Board of Directors (on behalf of each Fund) or by a vote of the holders of a majority of each Fund's outstanding voting securities (as defined by the 1940
Act). In either case, the vote must be cast by a majority of Board members who are not interested persons or Advisors of the Company (other than as members of the Board of Directors). Voting must occur in person at a meeting specifically called for that purpose. The Advisory Agreement may be terminated without penalty at any time by the Board of Directors or Advisors. With respect to an individual Fund, the Advisory Agreement may be terminated by a vote of a majority of the Fund's shareholders. Termination either occurs on 60 days written notice, or automatically in the event of an assignment of the agreement, as defined in the 1940 Act.


                         PRINCIPAL HOLDERS OF SECURITIES

As of April 9, 1999, Samuel M. Hunn of 7909 Hermitage Road, Richmond, Virginia, 23228, has controlled the Medical Sciences Fund by virtue of his ownership of 54.51% of its shares. Mr. Hunn also owns 4.882% of the Aggressive Growth Fund.

As of April 9, 1999, Mr. David A. Kugler of 9616 Glencrest Lane, Kensington, Maryland 20895 has had beneficial ownership of 6.466% of the Medical Sciences Fund and 7.615 % of the Aggressive Growth Fund. As of that date, Mr. Kugler has also owned, of record, 2.386 % of the shares of the Medical Sciences Fund, and 2.810% of the shares of the Aggressive Growth Fund. The remainder of Mr. Kugler's beneficial ownership of the shares of each Fund (4.080 % of the shares of the Medical Sciences Fund, and 4.805% of the shares of the Aggressive Growth
Fund) was due to his ownership interests in Monument Distributors, Inc.

As of April 9,  1999,  Herbert  Klein,  III,  of 1081  Carriage  Hills  Parkway,
Annapolis, Maryland, had beneficial ownership of 5.005% of the shares of the Medical Sciences Fund and 5.891% of the shares of the Aggressive Growth Fund.

As of April 9, 1999, Monument Distributors, Inc., which Mr. Kugler is the controlling shareholder, located at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814, owned, 4.295% of the shares of the Medical Sciences Fund and 5.058% of the shares of the Aggressive Growth Fund.

In addition to the foregoing, as of April 9, 1999, had varying percentages of ownership (both of record and beneficial) of shares of the Aggressive Growth
Fund: (1) Florence Cheung 430 Jean Way, King of Prussia, Pennsylvania, 19406, 10.922%; (2) Frederick Siewers, Jr. 606 Chandler Circle, Richmond, Virginia, 23229, 5.341%; (3) Ron Miller Associates, Inc. Profit Sharing Plan and Trust 10500 Rockville Pike #501, Rockville, Maryland, 20852, 5.593%; and (4) Malvin Stern and Karen Olsen 18 Bucks Meadow Lane, Newtown, Pennsylvania, 18940, 5.483% (shares held jointly).

As of April 9, 1999, the Company's directors and officers, as a group, had beneficial ownership of 11.215% of the shares of the Medical Sciences Fund, 11.241% of the shares of the Aggressive Growth Fund and less than 1% of the Internet Fund.

INVESTMENT ADVISOR. Monument Advisors, located at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814, is a wholly-owned subsidiary of The Monument Group, Inc., which in turn is principally owned and controlled by David A. Kugler, President of Advisors, and President of the Company. David A. Kugler is an affiliate of the Company and Monument Advisors. Monument Advisors is a recently organized company that also manages the portfolio investments of qualified individuals, retirement plans, and trusts. As of January 31, 1999, Advisors managed or supervised in excess of $20 million in assets.

Pursuant to the Advisory Agreement with the Company, Advisors receives a monthly fee from each Fund. This fee is calculated as an annualized rate of 1.00% of the monthly average net assets of each Fund through $50 million; 0.75% of the monthly average net assets between $50 and $100 million; and 0.625% of the monthly average net assets exceeding $100 million.

Monument Advisors serves as the investment advisor to each Fund pursuant to an investment advisory agreement, dated October 30, 1997 ("Advisory Agreement"). Subject to the supervision of the Board of Directors, Advisors is responsible under the Advisory Agreement for selecting and managing each Fund's portfolio investments in accordance with each Fund's investment objective, policies and restrictions. Advisors also is responsible for placing orders for the purchase and sale of each Fund's investments with broker-dealers selected by Advisors. In addition, pursuant to the Advisory Agreement, Advisors provides overall management of the Company's business affairs. Under the Advisory Agreement, Advisors has, among other things, agreed to render regular reports to the Board of Directors regarding its investment decisions and brokerage allocation practices for each Fund , to assist each Fund's custodian in valuing portfolio securities and computing each Fund's net asset value, and to furnish each Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting.

PRINCIPAL UNDERWRITER.  Monument  Distributors,  located at 7920 Norfolk Avenue,
Suite 500, Bethesda, Maryland 20814, is a wholly-owned subsidiary of The Monument Group, Inc. Monument Advisors, and serves as the principal underwriter of each Fund. David A. Kugler is an affiliate of the Company and Monument Distributors.

Pursuant  to  a  distribution  agreement  ("Distribution  Agreement"),  Monument
Distributors has agreed to use its best efforts as principal underwriter to promote the sale of each Fund's shares in a continuous public offering. On October 27, 1997, the Distribution Agreement (dated November 27, 1997) was approved as to each Fund by the Board of Directors. The Distribution Agreement is in effect for two years from the date of its execution and will continue to be in effect thereafter if approved annually by a vote of the Board of Directors, or by a vote of the holders of a majority of the Company's outstanding voting securities. In either case, votes must be cast by a majority of Board members who are not parties to the Distribution Agreement or interested persons of any such party (other than as members of the Board of Directors). Votes must also be cast in person at a meeting called specifically for that purpose. The Distribution Agreement terminates automatically in the event of its assignment and may be terminated by either party on 60 days' written notice.

Monument Distributors pays the expenses of distributing the Company's shares, including advertising expenses and the cost of printing sales materials and prospectuses. The Company pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Monument Distributors) and of sending prospectuses to existing shareholders.

For its services, Monument Distributors receives a commission for the sale of each Fund's shares (in the amount set forth, and as described, in the Prospectus).

PLAN OF DISTRIBUTION. The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan").

RULE 12b-1 PLAN. The Board of Directors, on behalf of the Medical Sciences Fund and the Washington Regional Aggressive Growth Fund, unanimously approved a Plan of Distribution pursuant to Rule 12b-1 ("Plan") on October 27, 1997. A Plan of Distribution was approved on behalf of the Internet Fund on June 30, 1998.

Pursuant to these Distribution Plans, Monument Distributors is entitled to receive a 12b-1 fee for certain activities and expenses that are intended to result in the sale of Fund shares. The Board of Directors adopted the Distribution Plan in hopes of increasing the sale of each Fund's shares lowering overall Fund expenses through economies of scale. The Plan is in effect for an initial one year period, and will remain in effect provided that the Board of Directors (including a majority of Rule 12b-1 Directors described below) approves its continuance by votes cast in person at an annual meeting called for that purpose. Rule 12b-1 Directors include those Directors who are not interested persons of the Company, and who have no direct or indirect financial interest in the operation of the Plan or any related agreements.

Pursuant to the Plan, each Fund may finance any activity or expense that is intended primarily to result in the sale of its shares. Under the Plan, each Fund may pay a fee ("12b-1 fee") to Distributors up to a maximum of 0.50%, on an annualized basis, of its average daily net assets. The Company may pay the 12b-1 fee for activities and expenses borne in the past in connection with its shares as to which no 12b-1 fee was paid because of the maximum limitation.

The activities and expenses financed by the 12b-1 fee may include, but are not limited to: (1) compensation for expenses (including overhead and telephone expenses) incurred by employees of Distributors who engage in the distribution of the shares of each Fund; (2) printing and mailing of prospectuses, statements of additional information, and periodic reports to prospective shareholders of each Fund; (3) expenses relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to each Fund; (4) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the shares of each Fund; (5) expenses of holding seminars and sales meetings designed to promote the distribution of the shares of each Fund; (6) expenses of obtaining information and providing explanations to prospective shareholders of each Fund regarding its investment objectives and policies and other information pertaining to it, including its performance; (7) expenses of training sales personnel offering and selling each Fund's shares; and (8) expenses of personal services and/or maintenance of shareholder accounts with respect to the shares of each Fund.

A majority of Rule 12b-1 Directors must approve material amendments to the Plan. In addition, the amount payable by a Fund under the Plan may not materially increase without the approval of a majority of the outstanding voting securities of that Fund. With respect to each individual, the Plan may be terminated at any time by a majority of Rule 12b-1 Directors or by a majority of the outstanding voting securities of that Fund.

CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT. Star Bank, N.A. located at 425 Walnut Street, Cincinnati, Ohio 45202, Star Bank, N.A. acts as custodian of the assets of each Fund, including securities and cash received in connection with the purchase of Fund shares. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Commonwealth Fund Accounting, Inc., 1500 Forest Avenue, Suite 111, Richmond, VA 23229, serves as an investment accounting agent for each Fund's portfolio securities and other assets. Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, VA 23229, serves as the transfer agent and dividend dispersing agent for each Fund.

FUND ADMINISTRATION. Pursuant to an Administrative Services Agreement with the Company dated October 20, 1998 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Investment Advisor.
CSS
provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. As administrator, CSS receives an assets-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% subject to a minimum amount of $18,000 per year for a period of two years from the date of the Administrative Agreement. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

INDEPENDENT PUBLIC ACCOUNTANT. Deloitte & Touche LLP, located at University Square, 117 Campus Drive, Princeton, New Jersey 08540, serves as the Company's independent public accountant.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Advisors, pursuant to the Advisory Agreement and subject to the general control of the Board of Directors, places all orders for the purchase and sale of securities of each Fund. In executing portfolio transactions and selecting brokers and dealers, it is the Company's policy to seek the best combination of price and execution ("best execution") available. Advisors will consider such factors as it deems relevant, including the extent of the security market, the financial condition and execution capability of the broker-dealer, and the reasonableness of any commission.

In the allocation of brokerage business used to purchase securities for a Fund, Advisors may give preference to those broker-dealers who provide brokerage, research, or other services to Advisors as long as there is no sacrifice in obtaining best execution. Such services may include the following: (1) advice concerning the value of securities (the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities); (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and (3) various functions incidental to effecting securities transactions, such as clearance and settlement. Research generated by broker-dealers who execute transactions on behalf of the Company may be useful to Advisors in rendering investment management services to other clients (including affiliates of Advisors). Conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to Advisors in carrying out its obligations to the Company. While such research may be used by Advisors in providing investment advice to all its clients (including affiliates of Advisors), not all of it may be used by Advisors for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by Advisors, and the expenses of Advisors will not necessarily be reduced by the receipt of supplemental research.

When portfolio transactions are executed on a securities exchange, the amount of commission paid by a Fund is negotiated between Advisors and the broker executing the transaction. Advisors will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisors, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. Occasionally, securities may be purchased directly from the issuer, which does not involve the payment of commissions.

Monument Advisors may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender offer solicitation. As a means of recapturing brokerage for the benefit of such Fund, any portfolio securities tendered by the Fund will be tendered through Advisors if it is legally permissible to do so. The next advisory fee payable to Advisors will be reduced by the cash amount received by Advisors, less any costs and expenses incurred in connection with the tender. Securities of the same issuer may be purchased, held, or sold at the same time by the Company for any of its Funds, or by other accounts or companies for which Advisors provides investment advice (including affiliates of Advisors). On occasions when Advisors deems the purchase or sale of a security to be in the best interest of the Company, as well as Advisors' other clients, Advisors, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions (if any). In such event, Advisors will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to all customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

VOTING. Shares of each Fund have equal voting rights, except that shareholders of each Fund will vote separately on matters affecting only that Fund. Fractional shares have proportionately the same rights as do full shares. The voting rights of each Fund's shares are non-cumulative, which means that the holders of more than 50% of the shares of the Funds voting for the election of Directors have the ability to elect all of the Directors, with the result that the holders of the remaining voting shares will not be able to elect any Director.

The Company does not intend to hold annual shareholder meetings, though it may, from time to time, hold special meetings of Fund shareholders, as required by applicable law. The Board of Directors, in its discretion, as well as the holders of at least 10% of the outstanding shares of a Fund, may also call a shareholders meeting. The federal securities laws require that the Funds help you communicate with other shareholders in connection with the election or removal of members of the Board.

                   FURTHER DESCRIPTION OF THE COMPANY'S SHARES

VOTING RIGHTS. According to the Company's By-Laws, and under Maryland law, an annual shareholder meeting need not be held in any year in which Directors must be elected (as dictated by the 1940 Act). On any matter submitted to the shareholders, each shareholder is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAV of the Fund's shares. On matters affecting one Fund differently from the another Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund. Shares do not have cumulative voting rights. In other words, holders of more than 50% of the shares elect 100% of the Board of Directors, while the holders of less than 50% of the shares may not elect any person as a Director. Shareholders of a particular Fund may have the power to elect all of the Company's Directors if that Fund has a majority of the total outstanding shares of the Company.

DIVIDEND RIGHTS. Income dividends and capital gain distributions on shares of a particular Fund may be paid with such frequency as the Board of Directors determines. This may occur daily, or with such frequency as the Board of Directors determines by resolution. Dividends and distributions may be paid to shareholders of a particular Fund from the income and capital gains, accrued or realized, attributable to the assets belonging to that Fund, after the Board of Directors provides for the Fund's actual and accrued liabilities. All dividends and distributions on shares of a particular series or class will be distributed pro rata to the shareholders in proportion to the number of shares held by them on the date and time of record established for the payment of such dividends or distributions. The Board of Directors may declare and distribute a stock dividend to shareholders of Fund through the distribution of shares of another Fund.

LIQUIDATION RIGHTS. In the event of the liquidation of a Fund, the shareholders of that Fund will be entitled to receive (when and as declared by the Board of Directors) any of a Fund's assets that are in excess of its liabilities. The shareholders of one Fund will therefore not be entitled to any distribution upon liquidation of another Fund. The assets distributed to the shareholders of a Fund will be in proportion to the number of shares of that Fund held by each shareholder as recorded on the Company books. The liquidation of any particular Fund in which there are outstanding shares may be authorized by an instrument in writing signed by a majority of the Directors then in office, subject to the affirmative vote of "a majority of the outstanding voting securities" of that Fund, as the quoted phrase is defined in the 1940 Act.

PRE-EMPTIVE, CONVERSION, AND TRANSFER RIGHTS. When issued, each Fund's shares are fully paid, non-assessable, have no pre-emptive or subscription rights, and are fully transferable (the Board of Directors may, however, adopt lawful rules and regulations with reference to the method of transfer). Subject to the 1940 Act, the Board of Directors has the authority to allow a shareholder the option of exchanging his or her shares for shares of the another Fund in accordance with such requirements and procedures as the Board of Directors may establish.

                    BUYING, REDEEMING, AND EXCHANGING SHARES

ADDITIONAL INFORMATION ON BUYING SHARES. The Company currently offers shares of the Funds through advertisements and mailings. In the future, shares will be offered on the Internet. When you buy shares, if you submit a check or a draft that is returned unpaid to the Company we may impose a $50 charge against your account for each returned item. Brokers through which you buy shares may designate intermediaries to accept orders on behalf of the Funds.

REINVESTMENT DATE. Fund shares acquired through the reinvestment of dividends will be purchased at the Fund's net asset value, as determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON REDEEMING SHARES: REDEMPTIONS IN KIND. The Company, on behalf of the Funds, will pay in cash (by check) all requests for redemption by any shareholder of record of a Fund. The amount is limited, however, during any 90-day period, to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior permission of the SEC. If redemption requests exceed these amounts, the Board of Directors reserves the right to make payments in whole or in part using securities or other assets of a Fund (if there is an emergency, or if a cash payment would be detrimental to the existing shareholders of the
Fund). In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees as a result of converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

ADDITIONAL INFORMATION ON EXCHANGING SHARES. If you request the exchange of the total value of your account from one Fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new Fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of a Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if Advisors believes that attractive investment opportunities (consistent with a Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as is possible.

The proceeds from the sale of shares of each Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form. See "Buying, Redeeming, and Exchanging Shares" in the Prospectus.

ADDITIONAL INFORMATION ON SALES CHARGES. As described in the Prospectus, the offering price of each Fund's shares is based on that Fund's NAV per share, plus an initial sales charge that is paid to Monument Distributors. See "Public Offering Price," "Redemption Price," and "Net Asset Value" in the Prospectus. Initial sales charges do not apply to certain classes of per sons or transactions, as described in "Waiver of Sales Charges" in the Prospectus. The reason for the waiver of sales charges in these situations is that they do not involve the same level of expenses that are associated with the sale of Fund shares to the general public. In addition, as shown in the table under "Public Offering Price" in the Prospectus, initial sales charges decline as the amount of Fund shares purchased increases to reflect certain economies of scale in the selling effort associated with larger purchases.

GENERAL INFORMATION. We will consider dividend and capital gain distribution checks that the U.S. Postal Service returns marked "unable to forward" as a request by you to change your dividend option to reinvest all distributions. We will reinvest the proceeds in additional shares at the net asset value of the applicable Fund(s) until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct, from your account, the costs of our efforts to find you. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and any other available payment mediums that you use buy or sell shares of a Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

                            VALUATION OF FUND SHARES

For the purpose of determining the aggregate net assets of a Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System (for which market quotations are readily available) are valued at the last quoted sale price of the day, or if there is no such reported sale, at the mean between the closing bid and asked prices on that day. Over-the-counter portfolio securities (other than securities reported on the NASDAQ National Market System) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Portfolio securities that are traded both on the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisors. Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from broker-dealers or a comparable alternative, such as Bloomberg or Telerate.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and asked prices, options are valued within the range of the current closing bid and asked prices if the valuation is believed to fairly reflect the contract's market value.

In most cases, trading in corporate bonds, U.S. government securities, and money market instruments is substantially completed each day at various times before the scheduled close of the Exchange. The values used in computing the net asset value of each Fund is determined as of those times. Occasionally, events which affect the values of these securities occur between the times they are determined and the scheduled close of the Exchange and are therefore not reflected in the computation of the net asset value of a Fund. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board of Directors.

Securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service. In this case, the security's is based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk, and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined by procedures approved by the Board of Directors. With the Board's approval, a Fund may utilize a pricing service to perform any of the above described functions.

                ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. You may receive two types of distributions from a Fund:

1. Income dividends. Each Fund receives income in the form of dividends, interest, and other investment-derived income. The total income, less expenses incurred in the Fund's operation, is its net investment income, from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Funds may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Distributions derived from net short-term and net long-term capital gains (after taking into account any capital loss carry forward or post-October loss deferral) may be made annually in December, and reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year as well as any undistributed capital gains from the prior fiscal year. Each Fund may make more than one capital gain distribution in any year or adjust the timing of these distributions for operational or other reasons.


TAXES. Tax Status of the Funds. Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Distributions. Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Dispositions. Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

Backup Withholding. A Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

Options, Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Constructive Sales. Under certain circumstances, a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.


                             PERFORMANCE INFORMATION

From time to time, each Fund may state its average annual and cumulative total returns in advertisements and sales literature. SUCH PERFORMANCE DOES NOT REPRESENT THE ACTUAL EXPERIENCE OF ANY PARTICULAR INVESTOR, AND IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURN. Each Fund computes its average annual total return according to the following formula prescribed by the SEC:

                    n
                 P(l+T) = ERV

   Where:

         P = a  hypothetical  initial  investment  of $1,000
         T = average  annual total  return
         n = number  of years
         ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the one-, five-, ten-year or shorter period shown

Average annual total return calculations reflect the deduction of a maximum front-end sales charge from the hypothetical initial $1,000 purchase, and the reinvestment of income dividends and capital gain distributions at net asset value. The calculations do not reflect the deduction for the Rule 12b-1 fee until such charge is actually assessed. Each Fund may also show average annual total return calculations.

CUMULATIVE TOTAL RETURN. Each Fund may also quote its cumulative total return in advertisements and sales literature. Each Fund computes cumulative total return in a manner similar to that used to average annual total return, except that it will not annualize the results. The SEC has not prescribed a standard formula for computing cumulative total return. The Funds calculate cumulative total return according to the following formula:

                 C = (ERV/P) -1

   Where:

         P = a hypothetical  initial  investment of $1,000
         C = cumulative  total return
         ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the one-, five-, ten-year or shorter period shown

Cumulative total return calculations also reflect the deduction of a maximum front-end sales charge from the hypothetical initial $1,000 purchase, and the reinvestment of income dividends and capital gain distributions at net asset value. The calculations do not reflect the deduction for the Rule 12b-1 fee until such charge is actually assessed.

OTHER PERFORMANCE QUOTATIONS. Each Fund may, from time to time, quote average annual and cumulative total returns using different assumptions about applicable sales charges.

VOLATILITY. Occasionally, a Fund may include in advertisements and sales literature statistics that show the volatility or risk of an investment in the Fund, as compared to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market, as represented by an index considered representative of the types of securities in which the Fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation measures the variability of net asset value or total return of a Fund around an average over a specified period of time. The greater the standard deviation, the greater the assumed risk in achieving performance.

                             PERFORMANCE COMPARISONS

To help you better evaluate how an investment in a Fund may satisfy your investment objectives, advertisements and sales materials about a Fund may discuss certain measures of performance as reported by various financial publications. These materials also may compare a Fund's performance to that of other investments, indices, performance rankings, averages and other information prepared by recognized mutual fund statistical services. In addition, advertisements and sales literature for each Fund may discuss certain performance information set out in the various financial publications listed below.

1. Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

2. Standard & Poor's 500 Stock Index or its component indices an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

3. The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

4. Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

5. Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure of total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

6. CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

7. Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity Fund.

8. Value Line Index - an unmanaged index which follows the stock of approximately 1,700 companies.

9. Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

10. Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

11. Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines provide performance statistics over specified time periods.

12. Russell 3000 Index - composed of 3,000 large U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market. The average market capitalization (as of May 1995) is $1.74 billion.

13. Russell 2000 Small Stock Index - consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The average market capitalization (as of May 1995) is $288 million.

14. Stocks, Bonds, Bills, and Inflation, published by Lbbotson Associates-historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.


15. Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its class.


Advertisements also may compare a Fund's performance to the return on certificate of deposits ("CDs") or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. Government. An investment in a Fund is not insured by any federal, state or private entity.


                              FINANCIAL INFORMATION



Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Funds by contacting the Funds directly at:



                         The Monument Funds Group, Inc.
                         7920 Norfolk Avenue, Suite 500
                            Bethesda, Maryland 20814



The books of each Fund will be audited at least once each year by Deloitte & Touche LLP, of Princeton, New Jersey.



The Fund's audited financial statements and notes thereto for the year ended October 31, 1998 and the unqualified report of Deloitte & Touche LLP, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1998 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report free of charge by writing to the Fund or calling (888) 520-8637.